SUPPLEMENT TO THE PROSPECTUS
Supplement dated July 20, 2023, to the Prospectus dated December 29, 2022.

MFS® Research International Fund

Effective immediately, the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information" is restated in its entirety as follows:
Portfolio Manager	Since	Title
Camille Humphries Lee	2018	Investment Officer of MFS
Nicholas Paul	December 2022	Investment Officer of MFS
Effective May 1, 2024, Camille Humphries Lee will no longer be a portfolio manager of the fund.

Effective immediately, the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund" is restated in its entirety as follows:
Portfolio Manager	Primary Role	Five Year History
Camille Humphries Lee	Portfolio Manager, General Oversight of a Team of Investment Professionals	Employed in the investment area of MFS since 2000
Nicholas Paul	Portfolio Manager, General Oversight of a Team of Investment Professionals	Employed in the investment area of MFS since 2018; Investment Product Specialist at MFS prior to 2018
Effective May 1, 2024, Camille Humphries Lee will no longer be a portfolio manager of the fund.

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